UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Smith Barney

Investment Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Investment Grade Bond Fund

Annual Report • December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term interest rates would rise. This panned out with short-term interest rates, as two-year U.S. Treasury notes’ yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term interest rates experienced only a modest increase, as yields on 10-year U.S. Treasury notes rose from 4.24% to 4.37%. In late December, the yield curve inverted as the yields on two-year U.S. Treasury notes exceeded those of 10-year U.S. Treasury notes. This anomaly has historically foreshadowed an economic slowdown or recession.

Smith Barney Investment Grade Bond Fund         I

Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

After two years of strong returns in 2003 and 2004, the high-yield bond market took a step backwards in 2005. While corporate balance sheets generally continued to strengthen and corporate profits were strong overall, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. However, later in the year the high-yield bond market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield Market Indexv returned 2.08%.

Emerging markets debt had another strong year in 2005, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many issuers in emerging market countries have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including prices of oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

II         Smith Barney Investment Grade Bond Fund

On or about April 7, 2006, the Smith Barney Investment Grade Bond Fund will be renamed Legg Mason Partners Investment Grade Bond Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Smith Barney Investment Grade Bond Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Smith Barney Investment Grade Bond Fund

Manager Overview

Special Shareholder Notice

Effective February 10, 2006, the Manager appointed the following team to assume the day-to-day portfolio management responsibilities for the Fund: S. Kenneth Leech, Stephen A. Walsh, James V. Nelson, Jeffery D. Van Schaick and Carl L. Eichstaedt.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason. Messrs. Leech, Walsh, Nelson, Van Schaick and Eichstaedt have been employed by Western Asset for more than five years.

The team consists of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-point hikes during the period brought the federal funds rateii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year U.S. Treasury yields on stronger-than-expected housing starts.

As the market appeared to fully expect each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as “accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the

Smith Barney Investment Grade Bond Fund 2005 Annual Report         1

December statement also indicated that monetary policy decisions will become more data-dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected the financial markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through the economy, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004’s 102.3 reading, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iii growth declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter 2004’s 3.5% pace). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited

2         Smith Barney Investment Grade Bond Fund 2005 Annual Report

wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (CPI)iv inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December-end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s apparent comfort range.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney Investment Grade Bond Fund, excluding sales charges, returned 1.82%. These shares underperformed the Lipper Corporate Debt Funds A-Rated Funds Category Average,1 which increased 1.90%. The Fund’s unmanaged benchmarks, the Lehman Brothers Long-Term Credit Bond Indexv and the Citigroup Credit Index 10+vi, returned 3.76% and 4.00%, respectively, for the same period.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months
Investment Grade Bond Fund — Class A Shares	-2.42%	1.82%

Lehman Brothers Long-Term Credit Bond Index	-1.79%	3.76%

Citigroup Credit Index 10+	-1.71%	4.00%

Lipper Corporate Debt Funds A-Rated Funds Category Average[1]	-0.33%	1.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned

-2.70%, Class C shares returned -2.74% and Class Y shares returned -2.22% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.27%, Class C shares returned 1.24% and Class Y shares returned 2.23% over the 12 months ended December 31, 2005.

[1] Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 187 funds for the six-month period and among the 183 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         3

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Our yield curve and interest rate management contributed positively to Fund performance during the annual period. The Fund’s portfolio had a shorter average duration earlier in the period but we increased it in the second half. We also maintained a “yield curve flattener trade” during the first half of the period, by which we overweighted the very short and long ends of the curve in anticipation of continued flattening in the U.S. Treasury yield curve.

What were the leading detractors from performance?

A. The portfolio’s shorter duration posture versus the Fund’s benchmarks detracted from performance throughout the period, as the longer end (10+ year) of the yield curve held up better than many market participants expected.

Q. Were there any significant changes to the Fund during the reporting period?

A. We increased both our U.S. Treasury and spread duration during the annual period due to the remarkable yield curve flattening seen during the 12 months ended December 31, 2005. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We also removed our “yield curve flattener trade”, in which we had underweighted the short end of the yield curve and overweighted the long end.

We reduced total short-term investments and slightly reduced our minimal exposure to mortgage-backed securities and U.S. agency securities in the portfolio.

4         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Thank you for your investment in the Smith Barney Investment Grade Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

. David A. Torchia Portfolio Manager	Gerald J. Culmone Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to credit risks and fluctuations in share price as interest rates rise and fall. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

[v]	The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.

vi	The Citigroup Credit Index 10+ is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         5

Fund at a Glance (unaudited)

6         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(2.42)%	$1,000.00	$975.80	1.05%	$5.23

Class B	(2.70)	1,000.00	973.00	1.59	7.91

Class C	(2.74)	1,000.00	972.60	1.70	8.45

Class Y	(2.22)	1,000.00	977.80	0.65	3.24

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.91	1.05%	$5.35

Class B	5.00	1,000.00	1,017.19	1.59	8.08

Class C	5.00	1,000.00	1,016.64	1.70	8.64

Class Y	5.00	1,000.00	1,021.93	0.65	3.31

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	1.82%	1.27%	1.24%	2.23%

Five Years Ended 12/31/05	7.06	6.52	6.55	7.46

Ten Years Ended 12/31/05	6.04	5.51	5.55	N/A

Inception* through 12/31/05	7.87	9.76	6.74	6.61

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	(2.79)%	(3.07)%	0.27%	2.23%

Five Years Ended 12/31/05	6.09	6.36	6.55	7.46

Ten Years Ended 12/31/05	5.56	5.51	5.55	N/A

Inception* through 12/31/05	7.49	9.76	6.74	6.61

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	79.76%

Class B (12/31/95 through 12/31/05)	70.92

Class C (12/31/95 through 12/31/05)	71.57

Class Y (Inception* through 12/31/05)	88.38

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%, Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.
*	Inception dates for Class A, B, C and Y shares is November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         9

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long-Term Credit Bond Index, Citigroup Credit Index 10+ and Lipper Corporate Debt Funds A-Rated Category Average† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. The Citigroup Credit Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of ten years or more. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds A-Rated Category Average is composed of the Fund’s peer group of 183 mutual funds as of December 31, 2005. The performance of the Fund’s other classes may be greater or less than the performance of Class B shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

SMITH BARNEY INVESTMENT GRADE BOND FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 90.3%
Aerospace & Defense — 2.7%
$6,500,000	A	Boeing Co., Debentures, 6.875% due 10/15/43	$7,719,322
1,000,000	A	Honeywell Inc., Debentures, 6.625% due 6/15/28	1,150,349
4,000,000	BBB+	Northrop Grumman Corp., Debentures, 7.750% due 2/15/31	5,129,868
5,000,000	BBB	Raytheon Co., Debentures, 7.200% due 8/15/27	5,926,555
5,250,000	A	United Technologies Corp., Debentures, 7.500% due 9/15/29	6,692,548

		Total Aerospace & Defense	26,618,642

Automobiles — 1.8%
6,500,000	BBB	DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27	7,073,462
5,000,000	BB+	Ford Motor Co., Notes, 7.450% due 7/16/31	3,425,000
10,000,000	B	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	6,650,000

		Total Automobiles	17,148,462

Beverages — 1.7%
3,000,000	A+	Anheuser-Busch Cos. Inc., Senior Bonds, 6.000% due 11/1/41	3,196,515
7,125,000	A-	Diageo Capital PLC, Notes, 4.850% due 5/15/18	6,799,224
6,900,000	A	PepsiAmericas Inc., Bonds, 5.500% due 5/15/35	6,870,868

		Total Beverages	16,866,607

Building Products — 0.4%
4,000,000	BBB+	Masco Corp., Bonds, 6.500% due 8/15/32	4,152,420

Capital Markets — 4.7%
7,125,000	BBB+	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	7,151,220
6,250,000	A	Bank of New York Co. Inc., Senior Subordinated Notes, 3.400% due 3/15/13 (a)	6,047,794
6,025,000	A+	Goldman Sachs Group Inc., Notes, 6.125% due 2/15/33	6,344,705
5,000,000	A+	Lehman Brothers Holdings Inc., Senior Notes, 8.800% due 3/1/15	6,276,240
6,850,000	A	Mellon Funding Corp., Subordinated Notes, 5.500% due 11/15/18	7,060,747
		Merrill Lynch & Co. Inc., Notes:
1,600,000	A+	6.875% due 11/15/18	1,829,806
5,000,000	A+	6.750% due 6/1/28	5,677,550
4,530,000	AA-	State Street Corp., Notes, 7.350% due 6/15/26	5,601,680

		Total Capital Markets	45,989,742

Chemicals — 1.7%
5,750,000	A-	Dow Chemical Co., Debentures, 7.375% due 11/1/29	6,948,978
3,437,000	BBB	ICI Wilmington Inc., Global Notes, 4.375% due 12/1/08	3,351,443
5,000,000	A	PPG Industries Inc., Debentures, 9.000% due 5/1/21	6,491,800

		Total Chemicals	16,792,221

Commercial Banks — 8.8%
10,000,000	A	BAC Capital Trust VI, Capital Securities, 5.625% due 3/8/35	9,890,060
4,700,000	Baa2(b)	Banco Mercantil del Norte SA/Cayman Islands, Subordinated Notes, 5.875% due 2/17/14 (a)(c)	4,688,250
6,000,000	A	HSBC Holdings PLC, Subordinated Notes, 7.625% due 5/17/32	7,498,986

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Commercial Banks — 8.8% (continued)
$7,000,000	A-	Huntington National Bank, Senior Notes, 3.125% due 5/15/08	$6,728,113
7,100,000	A1(b)	National City Bank of Indiana, Bonds, 4.250% due 7/1/18	6,446,281
7,050,000	A+	Nationwide Building Society, Bonds, 5.000% due 8/1/15 (c)	6,975,390
7,500,000	A-	PNC Bank N.A., Subordinated Notes, 4.875% due 9/21/17	7,201,800
5,000,000	BBB-	Sovereign Bank, Subordinated Notes, 4.375% due 8/1/13 (a)	4,910,270
5,800,000	A-	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (c)	7,507,961
5,625,000	A+	SunTrust Bank, Subordinated Notes, 5.450% due 12/1/17	5,754,060
5,775,000	A	US Bancorp, Subordinated Debentures, 7.500% due 6/1/26	7,122,556
5,800,000	A+	Wachovia Bank NA, Subordinated Notes, 7.800% due 8/18/10	6,516,480
4,850,000	BBB-	Webster Bank, Subordinated Notes, 5.875% due 1/15/13	4,977,167

		Total Commercial Banks	86,217,374

Commercial Services & Supplies — 1.6%
6,850,000	A-	Avery Dennison Corp., Notes, 4.875% due 1/15/13	6,765,245
5,146,000	BBB	PHH Corp., Senior Notes, 6.000% due 3/1/08	5,224,106
3,375,000	A+	Pitney Bowes Inc., Global Medium-Term Notes, 4.750% due 1/15/16	3,258,704

		Total Commercial Services & Supplies	15,248,055

Communications Equipment — 0.6%
5,000,000	BBB+	Motorola Inc., Debentures, 6.500% due 9/1/25	5,468,140

Computers & Peripherals — 1.5%
6,075,000	A	Dell Inc., Debentures, 7.100% due 4/15/28	7,265,390
6,275,000	A+	International Business Machines Corp., Debentures, 7.000% due 10/30/25	7,448,431

		Total Computers & Peripherals	14,713,821

Consumer Finance — 1.2%
4,400,000	BBB	MBNA America Bank NA, Subordinated Notes, 6.750% due 3/15/08	4,565,990
6,800,000	A	SLM Corp., Medium-Term Notes, 5.625% due 8/1/33	6,855,189

		Total Consumer Finance	11,421,179

Diversified Financial Services — 10.6%
8,000,000	AA+	AIG SunAmerica Global Financing X, Bonds, 6.900% due 3/15/32 (c)	9,363,856
6,300,000	A	Ameritech Capital Funding, Debentures, 6.875% due 10/15/27	6,667,303
5,000,000	A+	BHP Finance USA Ltd., Debentures, 7.250% due 3/1/16	5,773,885
4,600,000	BBB	Capital One Bank, Notes, 5.750% due 9/15/10	4,714,508
7,400,000	A	CIT Group Co. of Canada, Notes, 5.200% due 6/1/15 (c)	7,327,709
7,090,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	6,835,185
6,600,000	A+	Credit Suisse First Boston (USA) Inc., Notes, 4.700% due 6/1/09	6,551,893
5,000,000	A-	EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14	5,220,410
5,000,000	BB+	Ford Motor Credit Co., Notes, 7.875% due 6/15/10	4,503,515
8,775,000	AAA	General Electric Capital Corp., Global Medium-Term Notes, 6.000% due 6/15/12	9,254,089
5,025,000	BB	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11	4,587,750
7,000,000	A-	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	7,378,406

See Notes to Financial Statements.

12         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 10.6% (continued)
$5,000,000	AA	ING USA Global Funding Trust 1, Secured Medium-Term Notes, 4.500% due 10/1/10	$4,906,675
6,950,000	AA-	International Lease Finance Corp., Notes, 5.875% due 5/1/13	7,202,799
6,600,000	A	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12	7,121,274
5,670,000	AAA	Prudential Holdings LLC, Bonds, Series B, FSA-Insured, 7.245% due 12/18/23 (c)	6,797,213

		Total Diversified Financial Services	104,206,470

Diversified Telecommunication Services — 2.6%
7,000,000	A	BellSouth Telecommunications Inc., Debentures, 5.850% due 11/15/45	6,667,549
8,684,000	A+	GTE Florida Inc., Debentures, Series E, 6.860% due 2/1/28	8,432,998
5,000,000	A	SBC Communications Inc., Bonds, 6.450% due 6/15/34	5,220,140
5,000,000	BBB+	Telecom Italia Capital SA, Senior Notes, 6.000% due 9/30/34	4,832,895

		Total Diversified Telecommunication Services	25,153,582

Electric Utilities — 4.2%
6,225,000	A	Alabama Power Co., Bonds, Series 1, 5.650% due 3/15/35	6,033,339
4,950,000	BBB	Appalachian Power Co., Bonds, Series H, 5.950% due 5/15/33	4,989,026
7,000,000	BBB	Carolina Power & Light Co., First Mortgage Bonds, 6.125% due 9/15/33	7,440,587
5,000,000	A-	Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33	5,029,510
4,950,000	BBB+	Entergy Gulf States Inc., First Mortgage Bonds, 6.200% due 7/1/33	4,782,150
7,175,000	A	Florida Power & Light Co., First Mortgage Bonds, 5.625% due 4/1/34	7,259,844
925,000	A-	MidAmerican Energy Co., Bonds, 6.750% due 12/30/31	1,061,216
5,000,000	BBB-	MidAmerican Energy Holdings Co., Senior Notes, 4.625% due 10/1/07	4,965,915

		Total Electric Utilities	41,561,587

Electrical Equipment — 1.2%
4,450,000	BBB-	Arizona Public Service Co., Senior Notes, 6.500% due 3/1/12	4,758,025
7,150,000	A-	Cooper Industries Inc., Senior Notes, 5.500% due 11/1/09	7,286,200

		Total Electrical Equipment	12,044,225

Energy Equipment & Services — 2.8%
6,000,000	A-	Baker Hughes Inc., Senior Notes, 6.875% due 1/15/29	7,136,022
4,925,000	BBB	Consolidated Natural Gas Co., Debentures, 6.800% due 12/15/27	5,452,709
6,350,000	A-	TransCanada PipeLines Ltd., Medium-Term Notes, 7.700% due 6/15/29	8,206,911
5,480,000	A-	Transocean Inc., Notes, 7.500% due 4/15/31	6,926,567

		Total Energy Equipment & Services	27,722,209

Food & Staples Retailing — 2.5%
3,750,000	BBB-	Kroger Co., Senior Notes, 6.750% due 4/15/12	3,948,708
5,000,000	BBB-	Safeway Inc., Notes, 5.800% due 8/15/12	5,032,315
7,400,000	A+	Sysco Corp., Senior Notes, 5.375% due 9/21/35	7,270,034
		Wal-Mart Stores Inc., Senior Notes:
950,000	AA	6.875% due 8/10/09	1,011,868
5,600,000	AA	7.550% due 2/15/30	7,167,905

		Total Food & Staples Retailing	24,430,830

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         13

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Food Products — 3.3%
$1,275,000	A	Archer-Daniels-Midland Co., Senior Debentures, 6.625% due 5/1/29	$1,441,171
5,700,000	A	Campbell Soup Co., Debentures, 8.875% due 5/1/21	7,837,335
2,700,000	A-	H.J. Heinz Finance Co., Notes, 6.750% due 3/15/32	2,974,976
6,200,000	BBB+	Kraft Foods Inc., Bonds, 6.500% due 11/1/31	6,843,256
5,000,000	BBB+	Sara Lee Corp., Notes, 6.250% due 9/15/11	5,156,710
7,500,000	A+	Unilever Capital Corp., Senior Notes, 5.900% due 11/15/32	7,971,487

		Total Food Products	32,224,935

Gas Utilities — 1.2%
4,750,000	BBB+	AGL Capital Corp., Senior Notes, 4.950% due 1/15/15	4,625,583
7,025,000	A-	Equitable Resources Inc., Notes, 5.150% due 11/15/12	7,117,281

		Total Gas Utilities	11,742,864

Health Care Providers & Services — 2.2%
4,750,000	BBB	Humana Inc., Senior Notes, 6.300% due 8/1/18	5,014,005
4,775,000	BBB+	Quest Diagnostics Inc., Senior Notes, 6.750% due 7/12/06	4,817,679
6,800,000	A	UnitedHealth Group Inc., Senior Notes, 5.000% due 8/15/14	6,778,471
4,390,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	4,668,866

		Total Health Care Providers & Services	21,279,021

Hotels, Restaurants & Leisure — 0.7%
6,150,000	A	McDonald’s Corp., Debentures, 6.375% due 1/8/28	6,895,343

Household Durables — 1.1%
6,750,000	BBB	Lennar Corp., Series B, Senior Notes, 5.600% due 5/31/15	6,528,992
5,150,000	BBB-	Pulte Homes Inc., Notes, 6.000% due 2/15/35	4,585,704

		Total Household Durables	11,114,696

Household Products — 0.6%
5,000,000	AA-	Procter & Gamble Co., Debentures, 6.450% due 1/15/26	5,669,835

Independent Power Producers & Energy Traders — 0.6%
5,000,000	BBB	Duke Energy Corp., Bonds, 6.450% due 10/15/32	5,387,815

Insurance — 2.4%
4,005,000	BBB	Infinity Property & Casualty Corp., Senior Notes, Series B, 5.500% due 2/18/14	3,908,824
9,450,000	AA-	New York Life Insurance Co., Notes, 5.875% due 5/15/33 (c)	9,897,779
5,000,000	A+	Progressive Corp., Senior Notes, 6.625% due 3/1/29	5,644,675
4,500,000	A3(b)	Stingray Pass-Through Trust Certificates, Medium-Term Notes, 5.902% due 1/12/15 (c)	4,455,370

		Total Insurance	23,906,648

Machinery — 1.2%
5,000,000	A-	Deere & Co., Debentures, 8.100% due 5/15/30	6,787,225
5,000,000	AA	Illinois Tool Works Inc., Notes, 5.750% due 3/1/09	5,149,225

		Total Machinery	11,936,450

See Notes to Financial Statements.

14         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Media — 3.3%
$4,500,000	BBB+	Comcast Corp., Notes, 7.050% due 3/15/33	$4,873,423
4,411,000	BBB-	Cox Communications Inc., Notes, 7.750% due 11/1/10	4,782,239
6,600,000	BBB+	Knight-Ridder Inc., Debentures, 6.875% due 3/15/29	5,488,474
5,000,000	BBB	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25	6,031,180
5,000,000	BBB+	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	5,467,605
5,000,000	BBB+	Viacom Inc., Senior Notes, 8.625% due 8/1/12	5,653,075

		Total Media	32,295,996

Metals & Mining — 1.5%
6,700,000	A-	Alcoa Inc., Senior Notes, 6.500% due 6/1/11	7,160,444
7,500,000	A+	Nucor Corp., Notes, 4.875% due 10/1/12	7,450,553

		Total Metals & Mining	14,610,997

Multi-Utilities — 1.5%
7,100,000	A	Consolidated Edison Co. of New York, Senior Notes, 5.375% due 12/15/15	7,216,795
8,175,000	BBB+	United Utilities PLC, Bonds, 4.550% due 6/19/18	7,466,628

		Total Multi-Utilities	14,683,423

Multiline Retail — 0.5%
4,775,000	A-	Nordstrom Inc., Senior Debentures, 6.950% due 3/15/28	5,279,951

Oil, Gas & Consumable Fuels — 6.8%
1,350,000	A-	Apache Corp., Debentures, 7.950% due 4/15/26	1,761,948
4,800,000	BBB+	Burlington Resources Finance Co., Senior Notes, 6.680% due 2/15/11	5,181,024
4,800,000	BBB+	Canadian National Resources Ltd., Senior Notes, 7.200% due 1/15/32	5,681,597
5,575,000	A	Colonial Pipeline Co., Senior Notes, 7.630% due 4/15/32 (c)	7,336,683
6,040,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	7,312,568
3,500,000	A-	Global Marine Inc., Notes, 7.000% due 6/1/28	4,059,146
6,400,000	AA	Lasmo (USA) Inc., Notes, 7.300% due 11/15/27	8,024,506
5,000,000	BBB+	Marathon Oil Corp., Debentures, 9.125% due 1/15/13	6,139,740
8,225,000	A	Norsk Hydro A/S, Debentures, 6.800% due 1/15/28	9,756,084
5,000,000	BBB	Ocean Energy Inc., Senior Notes, 7.500% due 9/15/27	5,988,545
5,050,000	BBB-	Valero Energy Corp., Notes, 4.750% due 6/15/13	4,909,160

		Total Oil, Gas & Consumable Fuels	66,151,001

Paper & Forest Products — 0.5%
5,000,000	BBB	Willamette Industries Inc., Debentures, 7.350% due 7/1/26	5,352,450

Pharmaceuticals — 2.2%
3,435,000	AA	Eli Lilly & Co., Notes, 7.125% due 6/1/25	4,145,413
5,000,000	AA-	Merck & Co. Inc., Debentures, 5.950% due 12/1/28	5,143,780
5,850,000	A	Wyeth, Notes, 6.500% due 2/1/34	6,461,688
5,000,000	AA+	Zeneca Wilmington Inc., Debentures, 7.000% due 11/15/23	6,087,960

		Total Pharmaceuticals	21,838,841

Real Estate — 2.0%
4,720,000	BBB	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	4,958,554
4,750,000	A-	ERP Operating LP, Notes, 5.250% due 9/15/14	4,736,358

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         15

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Real Estate — 2.0% (continued)
$4,825,000	BBB-	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	$4,678,851
4,775,000	BBB	Vornado Realty LP, Senior Notes, 5.625% due 6/15/07	4,810,053

		Total Real Estate	19,183,816

Road & Rail — 2.0%
6,000,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 5.900% due 7/1/12	6,274,086
5,324,000	A-	Canadian National Railway Co., Notes, 6.900% due 7/15/28	6,356,707
6,826,809	A	Union Pacific Corp., Pass-Through Certificates, 4.698% due 1/2/24	6,572,681

		Total Road & Rail	19,203,474

Specialty Retail — 1.2%
4,605,000	BBB	Limited Brands Inc., Debentures, 6.950% due 3/1/33	4,675,134
6,300,000	A+	Lowe’s Cos. Inc., Debentures, 6.875% due 2/15/28	7,432,652

		Total Specialty Retail	12,107,786

Textiles, Apparel & Luxury Goods — 0.7%
7,275,000	A-	V.F. Corp., Notes, 6.000% due 10/15/33	6,921,086

Thrifts & Mortgage Finance — 2.1%
4,000,000	BBB-	Astoria Financial Corp., Notes, 5.750% due 10/15/12	4,093,096
4,975,000	BBB	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (a)	4,792,945
		Washington Mutual Inc.:
7,125,000	A-	Notes, 4.200% due 1/15/10	6,905,058
5,000,000	BBB+	Subordinated Notes, 4.625% due 4/1/14	4,709,695

		Total Thrifts & Mortgage Finance	20,500,794

Tobacco — 0.1%
1,250,000	A+	Cargill Inc., Medium-Term Notes, 5.000% due 11/15/13 (c)	1,236,231

Wireless Telecommunication Services — 2.0%
3,675,000	A	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	4,883,208
6,425,000	A-	Sprint Capital Corp., Notes, 8.750% due 3/15/32	8,552,311
6,200,000	A	Vodafone Group PLC, Notes, 5.000% due 9/15/15	6,050,295

		Total Wireless Telecommunication Services	19,485,814

		TOTAL CORPORATE BONDS & NOTES (Cost — $872,490,776)	884,764,833

ASSET-BACKED SECURITY — 1.0%
Diversified Financial Services — 1.0%
9,050,000	AAA	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23 (Cost — $9,239,085)	9,421,964

See Notes to Financial Statements.

16         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
$2,500,000	AAA	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.510% due 12/15/29	$2,427,839
1,267,028	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.496% due 2/25/35 (a)	1,246,859
		Structured Asset Securities Corp.:
1,341,353	AA (d)	Series 1998-3, Class M1, 5.379% due 3/25/28 (a)	1,342,626
2,219,936	AA	Series 1998-8, Class M1, 5.319% due 8/25/28 (a)	2,221,954

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,345,409)	7,239,278

MORTGAGE-BACKED SECURITIES — 0.3%
FNMA — 0.0%
126,006		Federal National Mortgage Association (FNMA), 6.500% due 9/1/28-1/1/29	129,814

GNMA — 0.3%
2,679,754		Government National Mortgage Association (GNMA), 6.500% due 3/15/28-3/15/29	2,805,717

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,788,655)	2,935,531

SOVEREIGN BONDS — 3.8%
Canada — 2.6%
5,600,000	A	Province of Nova Scotia, Debentures, 7.250% due 7/27/13	6,464,635
		Province of Quebec, Debentures:
5,000,000	A+	7.500% due 7/15/23	6,378,820
5,000,000	A+	7.500% due 9/15/29	6,587,955
5,000,000	AA-	Province of Saskatchewan, Debentures, 8.000% due 2/1/13	5,969,190

		Total Canada	25,400,600

Italy — 0.5%
3,800,000	AA-	Republic of Italy, Debentures, 6.875% due 9/27/23	4,545,256

Mexico — 0.7%
6,800,000	A	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	7,408,688

		TOTAL SOVEREIGN BONDS (Cost — $34,598,481)	37,354,544

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         17

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.7%
U.S. Government Agency Obligations — 1.3%
$10,000,000	Federal National Mortgage Association (FNMA), 6.625% due 11/15/30	$12,371,660

U.S. Government Obligations — 0.4%
3,500,000	U.S. Treasury Bonds, 5.375% due 2/15/31	3,932,579

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $14,537,351)	16,304,239

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $940,999,757)	958,020,389

SHORT-TERM INVESTMENT — 0.9%
Repurchase Agreement — 0.9%
9,016,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner, & Smith Inc., 4.250% due 1/3/06, Proceeds at maturity — $9,020,258; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $9,196,384) (Cost — $9,016,000)	9,016,000

	TOTAL INVESTMENTS — 98.7% (Cost — $950,015,757#)	967,036,389
	Other Assets in Excess of Liabilities — 1.3%	13,082,705

	TOTAL NET ASSETS — 100.0%	$980,119,094

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Rating by Fitch Ratings Service. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is $954,970,179.

See pages 19 and 20 for definitions of ratings.

Abbreviation used in this schedule:
FSA	—Financial Security Assurance

See Notes to Financial Statements.

18         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         19

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

20         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $950,015,757)	$967,036,389
Cash	911
Interest receivable	15,236,557
Receivable for Fund shares sold	1,367,783
Prepaid expenses	39,431

Total Assets	983,681,071

LIABILITIES:
Distributions payable	1,584,354
Payable for Fund shares repurchased	911,252
Management fee payable	515,054
Transfer agent fees payable	249,756
Distribution fees payable (Notes 2 and 4)	125,054
Directors’ fees payable	6,781
Accrued expenses	169,726

Total Liabilities	3,561,977

Total Net Assets	$980,119,094

NET ASSETS:
Par value (Note 6)	$78,983
Paid-in capital in excess of par value	969,615,448
Undistributed net investment income	449,405
Accumulated net realized loss on investments	(7,045,374)
Net unrealized appreciation on investments	17,020,632

Total Net Assets	$980,119,094

Shares Outstanding:
Class A	37,105,222

Class B	13,026,500

Class C	5,804,745

Class Y	23,046,120

Net Asset Value:
Class A (and redemption price)	$12.42

Class B *	$12.39

Class C *	$12.35

Class Y (and redemption price)	$12.41

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.01

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         21

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$51,761,407

EXPENSES:
Management fee (Note 2)	4,416,683
Distribution fees (Notes 2 and 4)	2,911,535
Administration fee (Note 2)	1,704,807
Transfer agent fees (Notes 2 and 4)	1,070,998
Shareholder reports (Note 4)	144,061
Custody fees	76,393
Registration fees	58,231
Directors’ fees	45,080
Legal fees	32,173
Audit and tax	29,800
Insurance	17,509
Miscellaneous expenses	6,093

Total Expenses	10,513,363

Net Investment Income	41,248,044

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	7,200,337

Change in Net Unrealized Appreciation/Depreciation From Investments	(31,006,009)

Net Loss on Investments	(23,805,672)

Increase in Net Assets From Operations	$17,442,372

See Notes to Financial Statements.

22         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$41,248,044	$42,300,953
Net realized gain	7,200,337	14,582,223
Change in net unrealized appreciation/depreciation	(31,006,009)	4,108,548

Increase in Net Assets From Operations	17,442,372	60,991,724

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(44,235,172)	(46,334,893)
Net realized gains	(8,707,709)	(17,320,560)

Decrease in Net Assets From Distributions to Shareholders	(52,942,881)	(63,655,453)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	230,718,665	225,164,001
Reinvestment of distributions	30,998,920	35,281,394
Cost of shares repurchased	(245,545,488)	(209,775,202)

Increase in Net Assets From Fund Share Transactions	16,172,097	50,670,193

Increase (Decrease) in Net Assets	(19,328,412)	48,006,464
NET ASSETS:
Beginning of year	999,447,506	951,441,042

End of year*	$980,119,094	$999,447,506

*Includes undistributed (overdistributed) net investment income of:	$449,405	$(3,613,854)

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         23

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.88	$12.92	$12.88	$12.10	$11.73

Income (Loss) From Operations:
Net investment income	0.54	0.56	0.58	0.62	0.74
Net realized and unrealized gain (loss)	(0.31)	0.25	0.08	0.83	0.37

Total Income From Operations	0.23	0.81	0.66	1.45	1.11

Less Distributions From:
Net investment income	(0.58)	(0.62)	(0.60)	(0.64)	(0.74)
Net realized gains	(0.11)	(0.23)	(0.02)	—	—
Return of capital	—	—	—	(0.03)	—

Total Distributions	(0.69)	(0.85)	(0.62)	(0.67)	(0.74)

Net Asset Value, End of Year	$12.42	$12.88	$12.92	$12.88	$12.10

Total Return(2)	1.82%	6.47%	5.22%	12.43%	9.70%

Net Assets, End of Year (millions)	$461	$438	$420	$384	$288

Ratios to Average Net Assets:
Gross expenses	1.05%	1.06%	1.03%	1.03%	1.00%
Net expenses	1.05	1.05 (3)	1.03	1.03	1.00
Net investment income	4.24	4.37	4.45	5.06	6.10

Portfolio Turnover Rate	40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.85	$12.89	$12.86	$12.08	$11.71

Income (Loss) From Operations:
Net investment income	0.47	0.50	0.51	0.56	0.67
Net realized and unrealized gain (loss)	(0.31)	0.24	0.08	0.83	0.38

Total Income From Operations	0.16	0.74	0.59	1.39	1.05

Less Distributions From:
Net investment income	(0.51)	(0.55)	(0.54)	(0.58)	(0.68)
Net realized gains	(0.11)	(0.23)	(0.02)	—	—
Return of capital	—	—	—	(0.03)	—

Total Distributions	(0.62)	(0.78)	(0.56)	(0.61)	(0.68)

Net Asset Value, End of Year	$12.39	$12.85	$12.89	$12.86	$12.08

Total Return(2)	1.27%	5.94%	4.65%	11.88%	9.17%

Net Assets, End of Year (millions)	$161	$182	$208	$211	$161

Ratios to Average Net Assets:
Gross expenses	1.59%	1.56%	1.52%	1.54%	1.51%
Net expenses	1.59	1.55 (3)	1.52	1.54	1.51
Net investment income	3.70	3.87	3.94	4.56	5.59

Portfolio Turnover Rate	40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         25

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.81	$12.87	$12.83	$12.06	$11.69

Income (Loss) From Operations:
Net investment income	0.46	0.49	0.52	0.56	0.68
Net realized and unrealized gain (loss)	(0.30)	0.24	0.08	0.83	0.38

Total Income From Operations	0.16	0.73	0.60	1.39	1.06

Less Distributions From:
Net investment income	(0.51)	(0.56)	(0.54)	(0.59)	(0.69)
Net realized gains	(0.11)	(0.23)	(0.02)	—	—
Return of capital	—	—	—	(0.03)	—

Total Distributions	(0.62)	(0.79)	(0.56)	(0.62)	(0.69)

Net Asset Value, End of Year	$12.35	$12.81	$12.87	$12.83	$12.06

Total Return(3)	1.24%	5.86%	4.80%	11.91%	9.28%

Net Assets, End of Year (millions)	$72	$60	$54	$70	$39

Ratios to Average Net Assets:
Gross expenses	1.69%	1.58%	1.44%	1.47%	1.41%
Net expenses	1.69	1.57 (4)	1.44	1.47	1.41
Net investment income	3.61	3.85	4.02	4.61	5.60

Portfolio Turnover Rate	40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

26         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.87	$12.91	$12.87	$12.09	$11.72

Income (Loss) From Operations:
Net investment income	0.59	0.62	0.63	0.67	0.78
Net realized and unrealized gain (loss)	(0.31)	0.24	0.08	0.82	0.37

Total Income From Operations	0.28	0.86	0.71	1.49	1.15

Less Distributions From:
Net investment income	(0.63)	(0.67)	(0.65)	(0.68)	(0.78)
Net realized gains	(0.11)	(0.23)	(0.02)	—	—
Return of capital	—	—	—	(0.03)	—

Total Distributions	(0.74)	(0.90)	(0.67)	(0.71)	(0.78)

Net Asset Value, End of Year	$12.41	$12.87	$12.91	$12.87	$12.09

Total Return(2)	2.23%	6.87%	5.62%	12.84%	10.07%

Net Assets, End of Year (millions)	$286	$319	$269	$178	$149

Ratios to Average Net Assets:
Gross expenses	0.65%	0.65%	0.64%	0.67%	0.68%
Net expenses	0.65	0.64 (3)	0.64	0.67	0.68
Net investment income	4.63	4.79	4.84	5.44	6.43

Portfolio Turnover Rate	40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         27

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund (the “Fund”) is a separate diversified series of Smith Barney Investment Funds Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

28         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$7,050,387	$(7,050,387)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract (the “Management Agreement”) between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets up to and including $500 million and 0.42% of the Fund’s average daily net assets thereafter. This fee was calculated daily and paid monthly.

Prior to the transaction, SBFM also acted as the Fund’s administrator for which the Fund paid a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to and including $500 million and 0.18% of the Fund’s average daily net assets thereafter. This fee was calculated daily and paid monthly.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

Under the new Management Agreement effective on December 1, 2005, the Fund pays the Manager a management fee calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $500 million	0.65%
Over $500 million	0.60%

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and Primerica Shareholder Services (“PSS”) acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended December 31, 2005, the Fund paid transfer agent fees of $535,350 to CTB. In addition, for the period ended December 31, 2005, the Fund also paid $57,107 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (the “Rule 12b-1 Plan”). CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2005, CGM, its affiliates (including PFS) and LMIS received sales charges of approximately $1,373,000 on sales of the Fund’s Class A shares. In addition, for the period ended December 31, 2005, CDSCs paid to CGM, its affiliates (including PFS) and LMIS were approximately:

	Class A	Class B	Class C
CDSCs	$6,000	$141,000	$2,000

30         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$398,406,378	$20,129,625

Sales	326,915,703	47,805,713

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,876,659
Gross unrealized depreciation	(22,810,449)

Net unrealized appreciation	$12,066,210

4.	Class Specific Expenses

Pursuant to the Rule 12b-1 Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 2005, total distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$1,137,204	$1,304,322	$470,009

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$599,869	$267,241	$203,675	$213

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$67,980	$55,521	$19,841	$719

Smith Barney Investment Grade Bond Fund 2005 Annual Report         31

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$20,653,601	$20,404,845
Class B	6,952,655	8,135,878
Class C(1)	2,681,314	2,439,328
Class Y	13,947,602	15,354,842

Total	$44,235,172	$46,334,893

Net Realized Gains
Class A	$4,127,058	$7,638,266
Class B	1,473,822	3,244,211
Class C(1)	635,966	1,017,236
Class Y	2,470,863	5,420,847

Total	$8,707,709	$17,320,560

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At December 31, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

32         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,143,915	$104,129,373	7,172,583	$92,466,786
Shares issued on reinvestment	1,675,884	21,283,178	1,843,785	23,646,310
Shares repurchased	(6,699,697)	(85,388,140)	(7,556,503)	(97,258,910)

Net Increase	3,120,102	$40,024,411	1,459,865	$18,854,186

Class B
Shares sold	1,884,680	$24,097,638	2,102,060	$27,092,254
Shares issued on reinvestment	546,316	6,924,610	705,637	9,032,731
Shares repurchased	(3,602,342)	(45,952,216)	(4,714,417)	(60,469,283)

Net Decrease	(1,171,346)	$(14,929,968)	(1,906,720)	$(24,344,298)

Class C(1)
Shares sold	2,492,354	$31,704,056	1,669,603	$21,483,548
Shares issued on reinvestment	213,775	2,696,187	203,817	2,602,353
Shares repurchased	(1,617,468)	(20,481,344)	(1,376,416)	(17,634,051)

Net Increase	1,088,661	$13,918,899	497,004	$6,451,850

Class Y
Shares sold	5,579,688	$70,787,598	6,544,677	$84,121,413
Shares issued on reinvestment	7,745	94,945	—	—
Shares repurchased	(7,313,923)	(93,723,788)	(2,638,149)	(34,412,958)

Net Increase (Decrease)	(1,726,490)	$(22,841,245)	3,906,528	$49,708,455

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class Y
Daily
1/31/06	$0.0508	$0.0447	$0.0443	$0.0547

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$45,654,303	$46,737,391
Net Long-Term Capital Gains	7,288,578	16,918,062

Total Distributions Paid	$52,942,881	$63,655,453

Smith Barney Investment Grade Bond Fund 2005 Annual Report         33

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$449,405
Other book/tax temporary differences (a)	(2,090,952)
Unrealized appreciation (b)	12,066,210

Total accumulated earnings — net	$10,424,663

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less

34         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering

Smith Barney Investment Grade Bond Fund 2005 Annual Report         35

Notes to Financial Statements (continued)

clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM’s ability to perform investment management services relating to the Fund.

11.	Subsequent Event

Effective February 10, 2006, the Fund’s investment manager appointed the following team to assume the day-to-day portfolio management responsibilities for the Fund: S. Kenneth Leech, Stephen A. Walsh, James V. Nelson, Jeffery D. Van Schaick and Carl L. Eichstaedt.

36         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the investment manager, is a subsidiary of Legg Mason. Messrs. Leech, Walsh, Nelson, Van Schaick and Eichstaedt have been employed by Western Asset for more than five years.

The team consists of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         37

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Investment Grade Bond Fund, a series of Smith Barney Investment Funds Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Investment Grade Bond Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

38         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Smith Barney Investment Funds Inc. — Smith Barney Investment Grade Bond Fund

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup Inc. (“Citigroup”) had announced an agreement to sell the Manager to Legg Mason Inc. (“Legg Mason”), which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted

Smith Barney Investment Grade Bond Fund 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the

40         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Fund’s performance against its benchmark indexes. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “A-rated corporate debt funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for each period and, in fact, its performance ranked in the 1st quintile of the Performance Universe for each period ended March 31, 2005. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to outperform the Lipper category average during the second quarter. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 13 retail front-end load funds (including the Fund) classified as “A-rated corporate debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was slightly higher than the median of total expense ratios of the other funds in the Expense Group.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with additional breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee were triggered. Accordingly, the Fund and its shareholders have realized economies of scale because the total expense ratio of the Fund was lower than if no breakpoints were in place. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

42         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

* * *

Additional Information

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes Smith Barney Fund Management LLC, (the “Manager”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the ”New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

In their deliberations concerning the New Management Agreement, among other things, the Board members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

44         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Smith Barney Investment Grade Bond Fund 2005 Annual Report         45

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Investment Grade Bond Fund (the “Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (the “Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Smith Barney Mutual Funds 125 Broad Street Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	15	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

46         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); Chairman, President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	183	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

Smith Barney Investment Grade Bond Fund 2005 Annual Report         47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason, since 2005;

Chief Compliance Officer with certain mutual funds associated with CAM (since 2006);

Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup

				N/A	N/A

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Assistant Controller of certain mutual funds associated with CAM (from 2001-2005)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of certain mutual funds associated with CAM	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

48         Smith Barney Investment Grade Bond Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to elect Directors of Smith Barney Investment Funds Inc. and 2) to approve a new management agreement for Smith Barney Investment Grade Bond Fund. The following tables provide the number of votes cast for, withheld or against, as well as the number of abstentions and broker non-votes as to each matter.

1. Election of Directors

Nominees:	Votes For	Withheld	Abstentions
Paul R. Ades	154,295,546.159	5,699,406.286	1,101,216.604
Dwight B. Crane	154,269,645.182	5,725,307.263	1,101,216.604
Frank G. Hubbard	154,276,889.022	5,718,063.423	1,101,216.604
Jerome H. Miller	154,266,400.237	5,728,552.208	1,101,216.604
Ken Miller	154,326,232.680	5,668,719.765	1,101,216.604
R. Jay Gerken	154,204,059.413	5,790,893.032	1,101,216.604

2. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	35,877,942.996	568,831.854	1,720,516.056	609,997.000

Smith Barney Investment Grade Bond Fund 2005 Annual Report         49

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005

Record Date:	8/18/2005	12/8/2005
Payable Date:	8/19/2005	12/9/2005

Long-Term Capital Gain Distributions	$0.007729	$0.085829

Please retain this information for your records.

50         Smith Barney Investment Grade Bond Fund 2005 Annual Report Report

Smith Barney Investment Grade Bond Fund

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD00317 2/06	06-9674

Smith Barney Investment Funds Inc.

Smith Barney

Investment Grade Bond Fund

The Fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

SMITH BARNEY INVESTMENT GRADE BOND FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerome H. Miller, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Miller as the Audit Committee’s financial expert. Mr. Miller is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,000 in 2004 and $55,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,700 in 2004 and $4,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Funds Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: March 10, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date: March 10, 2006